Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Linda B. Bammann
Linda B. Bammann
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Stephen B. Burke
Stephen B. Burke
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Todd A. Combs
Todd A. Combs
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Alicia Boler Davis
Alicia Boler Davis
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ James Dimon
James Dimon
Director, Chairman of the Board and Chief
Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Alex Gorsky
Alex Gorsky
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Mellody Hobson
Mellody Hobson
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Phebe N. Novakovic
Phebe N. Novakovic
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Virginia M. Rometty
Virginia M. Rometty
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Brad D. Smith
Brad D. Smith
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Mark A. Weinberger
Mark A. Weinberger
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Elena Korablina
Elena Korablina
Managing Director and Firmwide Controller
(Principal Accounting Officer)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as an officer or director of JPMORGAN CHASE & CO., a Delaware corporation (the “Company”), hereby constitutes and appoints JAMES DIMON, JEREMY BARNUM, CHARLES J. BRISTOW, STACEY R. FRIEDMAN, JOHN H. TRIBOLATI, REID R. BRODA, JORDAN A. COSTA and STEPHEN B. GRANT, and each of them severally, his or her true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and re-substitution for and on behalf of him or her and in his or her name, place and stead, in any and all capacities, to perform any and all acts and do all things and to execute any and all instruments or documents which said attorneys-in-fact and agents and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) thereunder in connection with the filing of the accompanying registration statement under the Securities Act for the registration of debt, equity and other securities of the Company pursuant to resolutions adopted by the Board of Directors of the Company or a duly authorized committee of the Board or the Company authorizing the preparation and filing of a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act for the offer and sale of debt, equity and other securities of the Company, including without limitation, (i) shares of Common Stock, par value $1.00 per share, of the Company, (ii) shares of Preferred Stock, par value $1.00 per share, of the Company, (iii) debt securities of the Company or guarantees by the Company of debt securities of subsidiaries of the Company or special purposes entities, (iv) securities or other types of warrants of the Company or guarantees by the Company of securities or other types of warrants of subsidiaries of the Company or special purposes entities, (v) convertible or exchangeable debt securities of the Company, (vi) depositary shares representing interests in securities of the Company or (vii) other securities of the Company, in any combination thereof (the “Securities”), including without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director or officer or both in such capacity or capacities to such registration statement, any and all amendments (including post-effective amendments) thereto, and, if appropriate, a second registration statement that will become effective upon filing pursuant to Rule 462(b) under the Securities Act, in each case to be filed with the Commission with respect to such Securities, and to sign any and all instruments or documents to be filed as a part of or in connection with such registration statements or amendments thereto, whether such instruments or documents are filed before or after the effective date of such registration statements, to file with the Commission such registration statements and amendments thereto so signed, together with any and all instruments or documents to be filed as a part of or in connection with such registration statements, including without limitation, any and all prospectuses and prospectus supplements contained therein and exhibits thereto, and to appear before the Commission in connection with any matter relating thereto, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing necessary or incidental to the performance and execution of the powers granted herein, and ratifying and confirming all acts and things which said attorneys-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of March 4, 2025.

/s/ Jeremy Barnum
Jeremy Barnum
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)